Special Charges	12 Months Ended
Jan. 02, 2016
Special Charges [Abstract]
Special Charges
SPECIAL CHARGES
The Company recognizes certain transactions and events as special charges in its Consolidated Financial Statements. These charges (such as restructuring charges, impairment charges, certain legal settlements or product field actions costs and litigation costs) result from facts and circumstances that vary in frequency and impact on the Company's results of operations.
2016 Initiatives
During the fourth quarter of 2015, the Company initiated restructuring activities to drive cross-functional synergies. The Company's 2016 Initiatives included enhancing focus on programs that will strengthen its strategic objectives, driving productivity enhancements and incurring costs to fully integrate its recent acquisitions. During the fourth quarter of 2015, the Company incurred charges of $34 million primarily related to severance and other termination benefits. Through 2016, the Company expects to incur approximately $30 million of exit costs associated with employees, facilities and contracts.
A summary of the activity related to the 2016 Initiatives accrual is as follows (in millions):

	Employee Termination Costs	Inventory Charges	Fixed Asset Charges	Other Restructuring Costs	Total
Balance at January 3, 2015	$—	$—	$—	$—	$—
Cost of sales special charges	9	1	1	1	12
Special charges	22	—	—	—	22
Non-cash charges used	—	(1)	(1)	—	(2)
Cash payments	(2)	—	—	(1)	(3)
Balance at January 2, 2016	$29	$—	$—	$—	$29

The Company also recognized restructuring-related costs of $2 million during 2015.
Manufacturing and Supply Chain Optimization Plan
During 2014, the Company initiated the Manufacturing and Supply Chain Optimization Plan to leverage economies of scale, streamline distribution methods, drive process improvements through global synergies, balance plant utilization levels, centralize certain vendor relationships and reduce overall costs. During 2014, the Company incurred charges of $32 million related to severance and other termination benefits, fixed assets write-offs associated with information technology assets no longer expected to be utilized and distributor and other contract termination costs.
During 2015, the Company incurred additional charges totaling $78 million primarily related to severance and other termination benefits, contract termination costs and fixed asset write-offs. These costs included charges associated with the elimination of certain operational, quality and hardware development activities at a research and development facility, continued exit costs related to a facility closure in the United States and software development assets no longer expected to be utilized (see Note 11). Material charges are not expected in future periods as the Manufacturing and Supply Chain Optimization Plan is now complete.
A summary of the activity related to the Manufacturing and Supply Chain Optimization Plan accrual is as follows (in millions):

	Employee Termination Costs	Inventory Charges	Fixed Asset Charges	Other Restructuring Costs	Total
Balance at December 28, 2013	$—	$—	$—	$—	$—
Cost of sales special charges	7	—	—	—	7
Special charges	12	—	5	8	25
Non-cash charges used	—	—	(5)	—	(5)
Cash payments	(5)	—	—	(2)	(7)
Balance at January 3, 2015	14	—	—	6	20
Cost of sales special charges	4	3	15	7	29
Special charges	20	—	—	29	49
Non-cash charges used	—	(3)	(15)	—	(18)
Cash payments	(27)	—	—	(35)	(62)
Foreign exchange rate impact	—	—	—	(1)	(1)
Balance at January 2, 2016	$11	$—	$—	$6	$17

2012 Business Realignment Plan
During 2012, the Company realigned its product divisions into two new operating divisions: the Implantable Electronic Systems Division (combining its legacy Cardiac Rhythm Management and Neuromodulation product divisions) and the Cardiovascular and Ablation Technologies Division (combining its legacy Cardiovascular and Atrial Fibrillation product divisions). In addition, the Company centralized certain support functions, including information technology, human resources, legal, business development and certain marketing functions. The organizational changes have been part of a comprehensive plan to accelerate the Company's growth, reduce costs, leverage economies of scale and increase investment in product development.
During 2013, the Company incurred charges totaling $220 million related to the 2012 Business Realignment Plan. Of the $220 million incurred, the Company recognized severance costs and other termination benefits, after management determined that such severance and benefit costs were probable and estimable, inventory write-offs primarily associated with discontinued product lines, fixed asset write-offs related to information technology assets no longer expected to be utilized as well as other restructuring costs. Of the $102 million in other restructuring costs, $64 million was associated with distributor and other contract termination costs and office consolidation costs, including a $23 million charge related to the termination of a research agreement, and $38 million was associated with other costs, all as part of the Company's continued integration efforts.
During 2014, the Company announced additional organizational changes including the combination of its Implantable Electronic Systems Division and Cardiovascular and Ablation Technologies Division, resulting in an integrated R&D organization and a consolidation of manufacturing and supply chain operations worldwide. The integration was conducted in a phased approach during 2014. In connection with these actions, the Company incurred $108 million of special charges associated with the 2012 Business Realignment Plan. These charges primarily included severance and other termination benefits and $36 million of other restructuring costs, including $22 million of distributor and other contract termination costs, $10 million associated with the discontinuation of a clinical trial and $4 million of planned exit costs related to a facility in Europe. Additionally, the Company recognized inventory and fixed asset write-offs related to a discontinued clinical trial and fixed asset write-offs associated with projects abandoned under the new realigned structure.
During 2015, the Company incurred additional charges of $14 million primarily related to severance and other termination benefits and other restructuring costs, including contract termination costs, asset relocation expenses and other exit costs predominately associated with the facility closure in Europe. No additional charges are expected going forward as the 2012 Business Realignment Plan is now complete.
A summary of the activity related to the 2012 Business Realignment Plan accrual during fiscal years 2015, 2014 and 2013 is as follows (in millions):

	Employee Termination Costs	Inventory Charges	Fixed Asset Charges	Other Restructuring Costs	Total
Balance at December 29, 2012	$58	$—	$—	$8	$66
Cost of sales special charges	—	30	—	5	35
Special charges	75	—	13	97	185
Non-cash charges used	—	(30)	(13)	(4)	(47)
Cash payments	(79)	—	—	(73)	(152)
Balance at December 28, 2013	54	—	—	33	87
Cost of sales special charges	8	8	13	1	30
Special charges	36	—	7	35	78
Non-cash charges used	—	(8)	(20)	—	(28)
Cash payments	(69)	—	—	(56)	(125)
Foreign exchange rate impact	(3)	—	—	(1)	(4)
Balance at January 3, 2015	26	—	—	12	38
Cost of sales special charges	2	3	—	—	5
Special charges	2	—	2	5	9
Non-cash charges used	—	(3)	(2)	—	(5)
Cash payments	(25)	—	—	(10)	(35)
Foreign exchange rate impact	(2)	—	—	—	(2)
Balance at January 2, 2016	$3	$—	$—	$7	$10

2011 Restructuring Plan
During 2011, the Company incurred special charges related to restructuring actions to realign certain activities in the Company's legacy Cardiac Rhythm Management business and sales and selling support organizations. The restructuring actions included phasing out Cardiac Rhythm Management manufacturing and R&D operations in a country in Europe, reductions in the Company's workforce and rationalizing product lines. The charges incurred during 2013 primarily related to idle facility costs and other contract termination costs. The 2011 Restructuring Plan was completed in 2013.

A summary of the activity related to the 2011 Restructuring Plan accrual during fiscal years 2015, 2014 and 2013 is as follows (in millions):

	Employee Termination Costs	Inventory Charges	Fixed Asset Charges	Other Restructuring Costs	Total
Balance at December 29, 2012	$25	$—	$—	$17	$42
Special charges	5	—	1	18	24
Non-cash charges used	—	—	(1)	—	(1)
Cash payments	(21)	—	—	(29)	(50)
Balance at December 28, 2013	9	—	—	6	15
Cash payments	(9)	—	—	(4)	(13)
Balance at January 3, 2015	—	—	—	2	2
Special charges	—	—	—	(1)	(1)
Cash payments	—	—	—	(1)	(1)
Balance at January 2, 2016	$—	$—	$—	$—	$—

Other Special Charges
Intangible asset impairment charges: During 2015, 2014 and 2013, the Company recognized intangible asset impairment charges where the fair values of certain intangible assets were less than their carrying values. During 2015, the Company recognized a $2 million impairment charge associated with a customer relationship intangible asset. During 2014, the Company recognized intangible asset impairment charges for certain indefinite-lived IPR&D assets and an indefinite-lived tradename asset resulting in impairment charges of $50 million and $8 million, respectively. During 2013, the Company recognized intangible asset impairment charges for an indefinite-lived IPR&D asset and an indefinite-lived tradename asset resulting in impairment charges of $15 million and $14 million, respectively. The Company also recognized $13 million of impairment charges associated with customer relationship intangible assets during 2013. See Note 11 for further discussion of these intangible asset impairment charges.
Legal settlements: In connection with the March 2010 Securities Class Action Litigation, the Company recognized $10 million in insurance recoveries as a special benefit during 2015 (see Note 5). During 2015, the Company also recognized $3 million in charges related to two unrelated legal settlements and a $1 million charge related to an unfavorable judgment for a product liability claim. During 2014, the Company recognized a $48 million special benefit related to a favorable judgment and resolution in a patent infringement case. Partially offsetting this gain, the Company recognized $37 million of legal settlement expense for three unrelated legal settlements. During 2013, the Company agreed to settle a dispute on licensed technology associated with certain product lines. In connection with the settlement, which resolved all disputed claims, the Company recognized a $22 million charge.
Product field action costs and litigation costs: During 2015, 2014 and 2013, the Company recognized $19 million, $31 million and $28 million, respectively, of litigation charges for expected future probable and estimable legal costs associated with outstanding legal matters related to the Company's product field actions. Charges in excess of the amounts accrued are reasonably possible and depend on a number of factors, such as the type of claims received and the cost to defend.
During 2014, the Company initiated an advisory letter to physicians for patients implanted with certain ICDs that were identified as having a potential battery anomaly. As a result, the Company recognized special charges of $23 million, which was recorded to cost of sales special charges, primarily for scrapped inventory as well as additional warranty and patient monitoring costs. During 2015, the Company recognized a $5 million benefit in cost of sales special charges for salvaged inventory components related to this advisory action.
During 2013, the Company recognized charges of $10 million in cost of sales special charges for additional costs related to the 2012 neuromodulation voluntary product field action. During both 2015 and 2014, the Company recognized a $2 million and a $4 million benefit, respectively, in cost of sales special charges due to lower than expected costs related to the 2012 neuromodulation voluntary product field action.